Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated July 27, 2012, is between INTERNATIONAL ISOTOPES INC., a Texas corporation (the “Company”), and each purchaser identified on Schedule A hereto (each, including their respective successors and assigns, an “Investor” and collectively, the “Investors”) and, with respect to certain sections hereof, EURO PACIFIC CAPITAL, INC. (the “Placement Agent”).

WHEREAS, this Agreement has been entered into pursuant to the terms of the Company’s Confidential Private Placement Memorandum, dated July __, 2012 (together with any and all amendments and/or supplements thereto, the “Memorandum”);

WHEREAS, the Placement Agent is acting in such capacity in connection with the Company’s offering of Notes and Warrants as described in the Memorandum;

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, a minimum of $3,000,000 (the “Minimum Amount”) and up to a maximum of $8,000,000 (the “Maximum Amount”) of eight percent (8%) unsecured convertible notes (each, a “Note” and collectively, the “Notes”), which Notes shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at $0.225 per Conversion Share (subject to adjustment as set forth in the Notes), which Notes shall be in the form attached hereto as Exhibit A;

WHEREAS, each Investor will also receive a common stock purchase warrant (each, a “Warrant” and collectively, the “Warrants”) to purchase such number of shares of Common Stock equal to twenty five percent (25%) of the number of shares of Common Stock that the Note purchased by such Investor may be convertible into (collectively, the “Warrant Shares”), at an exercise price of $0.30 per share (subject to adjustment as set forth in the Warrants), which Warrants shall be in the form attached hereto as Exhibit B; and

WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the SEC under the Securities Act.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Securities as set forth herein.

1.

DEFINITIONS.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.

“Affiliate” means, with respect to any specified Person: (i) if such Person is an individual, the spouse of that Person and, if deceased or disabled, his heirs, executors, or legal representatives, if applicable, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

“Business Day” means any day on which banks located in New York City are not required or authorized by law to remain closed.

“Closing Escrow Agreement” means the Closing Escrow Agreement, dated July 27, 2012, by and among the Company, the Placement Agent and the Escrow Agent.

“Company’s Knowledge” means the information and/or other items that the executive officers of the Company have actual knowledge.

“Escrow Account” means the escrow account established by the Escrow Agent pursuant to the Closing Escrow Agreement where funds representing the Investors’ aggregate Purchase Price shall be held pending the First Closing.

“Escrow Agent” means Escrow, LLC.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental or administrative division, department, agency, commission, instrumentality, official, organization, unit, body or entity) and any court or other tribunal.

“Intellectual Property” means the Company’s patents, patent applications, provisional patents, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, mask works, customer lists, internet domain names, know-how and other intellectual property, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, procedures or registrations or applications relating to the same.

“Legal Requirement” shall mean any federal state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of any national securities exchange upon which the Common Stock is then listed or traded).  Reference to any Legal Requirement means such Legal Requirement as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, and reference to any section or other provision of any Legal Requirement means that provision of such Legal Requirement from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.

“Lien(s)” means any interest in Property securing an obligation owed to a Person whether such interest is based on the common law, statute or contract, and including but not limited to a security interest arising from a mortgage, lien, title claim, assignment, encumbrance, adverse claim, contract of sale, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.  The term “Lien” includes but is not limited to mechanics’, materialmens’, warehousemens’ and carriers’ liens and other similar encumbrances. For the purposes hereof, a Person shall be deemed to be the owner of Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

“OTCBB” shall mean the Over-the-Counter Bulletin Board system.

“Offering” shall mean the offering and sale of the Securities pursuant to this Agreement and the Memorandum.

“Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Purchase Price” means, for each Investor, the principal amount of the Note purchased hereby as set forth in such Investor’s counterpart signature page annexed hereto;

“Registration Rights Agreement” means the Registration Rights Agreement, dated July 27, 2012, by and among the Company and the Investors.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means the Notes, the Conversion Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiaries” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any controlling equity or other controlling ownership interest or otherwise controls through contract or otherwise, including, without limitation, any variable interest entity of the Company.

“Trading Day” means: (i) a day on which the Common Stock is traded on a Trading Market (other than the OTCBB), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTCBB), a day on which the Common Stock is traded in the over the counter market, as reported by the OTCBB, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over the counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE AMEX, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTCBB on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” shall mean this Agreement, the Memorandum, the Notes, the Warrants, the Registration Rights Agreement and the Closing Escrow Agreement.

2.

SALE AND PURCHASE OF SECURITIES.

2.1.

Subscription for Securities by Investors.  Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to each Investor, the number of Securities specified by it on its respective signature page attached hereto in exchange for the Purchase Price.

2.2.

Closings.

(a)

First Closing.  Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Investor listed on Schedule A, and each such Investor shall, severally and not jointly, purchase from the Company on the First Closing Date, a Note in such principal amount as set forth on the respective signature pages attached hereto as well as a Warrant evidencing the Investor’s right to purchase the number of shares of Common Stock reflected opposite such Investor’s name on Schedule A (the “First Closing”).  The date of the First Closing is hereinafter referred to as the “First Closing Date”.   The minimum investment amount that any single Investor may invest in the First Closing or any Subsequent Closing (as defined below) is $50,000, unless the Company waives this requirement in its sole and absolute discretion.

(b)

Subsequent Closing(s).  In the event that the Maximum Amount is not raised at the First Closing, the Company and the Placement Agent may mutually agree to have one or more subsequent closings of the Offering (each, a “Subsequent Closing”) until the Maximum Amount is raised.  At each Subsequent Closing, the Company agrees to issue and sell to each Investor who executes a signature page hereto, and each such Investor agrees, severally and not jointly, to purchase from the Company a Note in such principal amount as set forth on such Investor’s signature pages attached hereto as well as a Warrant evidencing the Investor’s right to purchase the number of shares of Common Stock reflected opposite such Investor’s name on Schedule A.  There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall occur no later than thirty (30) days after the First Closing Date.  The date of any Subsequent Closing is hereinafter referred to as a “Subsequent Closing Date”.

(c)

Closing.  The First Closing and any applicable Subsequent Closings are each referred to in this Agreement as a “Closing”.  The First Closing Date and any Subsequent Closing Dates are sometimes referred to herein as a “Closing Date”.  All Closings shall occur within the time periods set forth in the Memorandum at the offices of Pillsbury Winthrop Shaw Pittman LLP, 2300 N Street, N.W., Washington, DC 20037, or remotely via the exchange of documents and signatures.

2.3.

Closing Deliveries. At each Closing, the Company shall deliver to the Investors purchasing Securities at such Closing, against delivery by the Investor of the Purchase Price (as provided below), the Notes and the Warrants.  At each Closing, each Investor purchasing Securities at such Closing shall deliver or cause to be delivered to the Company the Purchase Price set forth in its counterpart signature page annexed hereto by paying United States dollars via bank, certified or personal check which has cleared prior to the applicable Closing or in immediately available funds, by wire transfer to the Escrow Account pursuant to the Closing Escrow Agreement.

2.4.

The Notes.  The Notes shall have the terms and conditions and be in the form attached hereto as Exhibit A.  Upon an Event of Default (as defined in the Note), the Investors shall have, in addition to any rights provided hereunder, the rights provided them under the Transaction Documents.

2.5.

The Warrants.  The Warrants shall have the terms and conditions and be in the form attached hereto as Exhibit B.

2.6.

The Registration Rights Agreement.  The Registration Rights Agreement shall contain the terms and conditions and be in the form attached hereto as Exhibit C.

2.7.

Use of Proceeds.  The Company hereby covenants and agrees that the proceeds from the sale of the Securities shall be used as provided for in the Memorandum.

2.8.

Investor Representative.  Each Investor, severally and not jointly, hereby appoints Euro Pacific Capital Inc. (together with its permitted successors, and in this context, the “Investor Representative”), as its true and lawful agent and attorney-in-fact to: (a) enter into any agreement in connection with the transactions contemplated by this Agreement and any transactions contemplated by the Transaction Documents, (b) exercise all or any of the powers, authority and discretion conferred on such Investor under this Agreement or any of the Transaction Documents, (c) waive any terms and conditions of this Agreement or any of the Transaction Documents, (d) give and receive notices on such Investor’s behalf and to be such Investor’s exclusive representative with respect to any matter, suit, claim, action or proceeding arising with respect to any transaction contemplated by this Agreement or any Transaction Document, and the Investor Representative agrees to act as, and to undertake the duties and responsibilities of, such agent and attorney-in-fact.  This power of attorney is coupled with an interest and irrevocable.  The Investor Representative shall not be liable for any action taken or not taken by it in connection with its obligations under this Agreement: (i) with the consent of Investors who, as of the date of this Agreement have subscribed for (or, if a Closing has occurred, as of the date of the latest Closing) more than fifty percent (50%) in principal amount of the outstanding Notes or (ii) in the absence of its own gross negligence or willful misconduct.  If the Investor Representative shall be unable or unwilling to serve in such capacity, its successor shall be named by those persons holding more than fifty percent (50%) in principal amount of the outstanding Notes who shall serve and exercise the powers of Investor Representative hereunder.

3.

ACKNOWLEDGEMENTS OF THE INVESTORS.

Each Investor, severally and not jointly, acknowledges that:

3.1.

Resale Restrictions.  None of the Securities have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, none of the Securities may be offered or sold by the Investor except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with applicable state securities laws.

3.2.

Agreements.  Such Investor has received, carefully read and acknowledges the terms of the Transaction Documents and the Memorandum, including the Risk Factors set forth or incorporated by reference in the Memorandum.

3.3.

Books and Records. The books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Investor during reasonable business hours at the Company’s principal place of business, that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by the Investor and its attorney and/or advisor(s) and that the Investor and/or its advisor has reviewed all such documents, records and books to its full satisfaction and all questions it and/or its advisor may have had been answered to their respective full satisfaction.

3.4.

Independent Advice.  The Investor has been advised to consult the Investor’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and neither the Company nor the Placement Agent is in any way, directly and/or indirectly, responsible) for compliance with:

(a)

any applicable laws of the jurisdiction in which the Investor is resident in connection with the distribution of the Securities hereunder, and

(b)

applicable resale restrictions.

3.5.

No Governmental Review or Insurance.  Neither the SEC nor any other securities commission, securities regulator or similar regulatory authority has reviewed or passed on the merits of the Securities or on any of the documents reviewed or executed by the Investor in connection with the sale of the Securities, and there is no government or other insurance covering any of the Securities.

4.

REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS OF THE INVESTORS.

Each Investor, severally and not jointly, represents and warrants to the Company solely as to such Investor that:

4.1.

Capacity.  The Investor: (i) if a natural person, represents that the Investor has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and the Transaction Documents to which the Investor is a party and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, such entity has full power and authority to execute and deliver this Agreement, the Transaction Documents to which it is a party and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Agreement and the Transaction Documents to which it is a Party have been duly authorized by all necessary action; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Investor is executing this Agreement and the Transaction Documents, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and the Transaction Documents to which it is a party and make an investment in the Company.

4.2.

No Violation. If the Investor is a corporation or other entity, the entering into of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the charter or other organizational documents, bylaws or other governing documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound.

4.3.

Binding Agreement. The Investor has duly executed and delivered this Agreement and the other Transaction Documents to which it is a party, and this Agreement and the other Transaction Documents to which it is a party constitute a valid and binding agreement of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principals of equity, or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.4.

Purchase Entirely for Own Account.  The Securities are being acquired for such Investor’s own account, not as nominee or agent, for investment purposes only and not with a view to the resale or distribution of any part thereof in violation of the Securities Act or any applicable state securities laws, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws, and has no direct or indirect arrangements or understanding with any other Person to distribute or regarding the distribution of the Securities in violation of the Securities Act or any applicable state securities laws, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.

4.5.

Not a Broker-Dealer.  Such Investor is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or Affiliated with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act or engaged in a business that would require it to be so registered, nor is it an Affiliate of a such a broker-dealer or any Person engaged in a business that would require it to be registered as a broker-dealer.  In the event such Investor is a member of FINRA, or associated or Affiliated with a member of FINRA, such Investor agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Securities.

4.6.

Not an Underwriter.  Such Investor is not an underwriter of the Common Stock, nor is it an Affiliate of an underwriter of the Common Stock.

4.7.

Investment Experience. Such Investor acknowledges that the purchase of the Securities is a highly speculative investment and that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial and/or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

4.8.

Disclosure of Information.  Such Investor has had an opportunity to receive, and fully and carefully review, all information related to the Company and the Securities requested by it (including, without limitation, the SEC Reports) and to ask questions of and receive answers from the Company regarding the Company and its business and the terms and conditions of the offering of the Securities.  Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.  Such Investor acknowledges that it has received, and fully and carefully reviewed and understands all of the Transaction Documents, including, but not limited to, the Memorandum describing, among other items, the Company, its respective businesses and risks, the Securities and the offering of the Securities.  Investor acknowledges that it has received copies of, and fully and carefully reviewed and understands, the SEC Reports, either in hard copy or electronically through the SEC’s EDGAR system.  Such Investor understands that its investment in the Securities involves a high degree of risk.  Such Investor’s decision to enter into this Agreement and the Registration Rights Agreement has been made based solely on the independent evaluation of the Investor and its representatives.  Such Investor has received such accounting, tax and legal advice from Persons (other than the Company or the Placement Agent) as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

4.9.

Restricted Securities.  Such Investor understands that the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities, as applicable, may not be transferred unless:

(a)

they are sold pursuant to an effective registration statement under the Securities Act; or

(b)

they are being sold pursuant to a valid exemption from the registration requirements of the Securities Act.

Such Investor agrees that it shall only dispose of any Securities in accordance with all applicable Legal Requirements.  Such Investor further understands that any sale of the Securities made in reliance on Rule 144 promulgated under the Securities Act (or a successor rule, “Rule 144”) may be made only in accordance with the terms of Rule 144, and other than as provided in the Transaction Documents, neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws.  Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.10.

Accredited Investor.  Such Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act (“Regulation D”).

4.11.

No General Solicitation.  Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

4.12.

Brokers and Finders.  No Investor will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

4.13.

Prohibited Transactions and Confidentiality.  Other than with respect to the transactions contemplated herein, since the earlier to occur of: (i) the time that such Investor was first contacted by the Company or any other Person regarding an investment in the Company and (ii) the thirtieth (30th) day prior to the date hereof, neither the Investor nor any Affiliate of the Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (z) is subject to the Investor’s review or input concerning such Affiliate’s investments or trading decisions (collectively, “Trading Affiliates”) has, directly or indirectly, nor has any Person acting on behalf of, or pursuant to, any understanding with such Investor or Trading Affiliate effected or agreed to effect any transactions in the securities of the Company or involving the Company’s securities (a “Prohibited Transaction”). Such Investor has maintained the confidentiality of all disclosures made to it in connection with this transactions (including the existence and terms of this transaction).

4.14.

Residency.  Such Investor is a resident of the jurisdiction set forth on such Investors signature page hereto.

4.15.

Reliance on Exemptions.  The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities. All of the information which the Investor has provided to the Company is true, correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to the Closing, the Investor will immediately provide the Company with such information.

4.16.

Acknowledgment of Risk.  Such Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation:

(a)

the Company does not have an operating history with respect to its strategy to combine de-conversion services and fluoride gas production through its fluoride extraction process (“FEP”) and this business may not succeed;

(b)

the Company will need to raise significant additional funds to complete the construction of its planned de-conversion and FEP facility;

(c)

the Company may be unsuccessful in obtaining a loan guarantee from the U.S. Department of Energy (“DOE”) to complete construction of its planned de-conversion and FEP facility;

(d)

the Company only has one contract to provide de-conversion services to an enrichment firm;

(e)

there is no history of large-scale commercial fluoride gas production utilizing FEP;

(f)

the licensing and environmental permitting process with respect to the construction of the Company’s planned de-conversion and FEP facility is ongoing and the Company cannot guarantee the amount of time required to obtain approval from the U.S. Nuclear Regulatory Commission and the State of New Mexico for operation of these facilities, or that approval will be granted at all;

(g)

the Company has a history of operating loses and significant liquidity constraints and requires substantial funds in addition to the proceeds from the sale of the Securities;

(h)

an investment in the Company is speculative, and only Investors who can afford the loss of their entire investment should consider investing in the Company and the Securities;

(i)

the market for the Company's securities is limited and such Investor may not be able to liquidate its investment;

(j)

transferability of the Securities is restricted;

(k)

in the event of a disposition of the Securities, such Investor could sustain the loss of its entire investment; and

(l)

the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future.

The risks set forth in this Section 4.16 are more fully set forth in the SEC Reports.

5.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in: (i) the SEC Reports, (ii) the Memorandum or (iii) the corresponding section of the Disclosure Schedules delivered to the Investor Representative concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each Investor:

5.1.

Subsidiaries.  The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

5.2.

Organization and Qualification.  Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

5.3.

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.4.

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

5.5.

Filings, Consents and Approvals.  Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) applicable Blue Sky filings, (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws, (c) such other filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.  Subject to the accuracy of the representations and warranties of each Investor set forth in Section 4 hereof, the Company has taken all action necessary to exempt: (i) the issuance and sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Articles of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

5.6.

Issuance of the Securities.  The Notes are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  Upon the due conversion of the Notes, the Conversion Shares will be validly issued, fully paid and non-assessable free and clear of all Liens.   The Warrants have been duly and validly authorized.  Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all Liens.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement, the Notes and the Warrants.

5.7.

Capitalization.  Schedule 5.7 to the Disclosure Schedules sets forth as of the date hereof (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company’s stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company.  All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as described on Schedule 5.7 to the Disclosure Schedules, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.  There are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them.  Except as described on Schedule 5.7 to the Disclosure Schedules, and except as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

5.8.

SEC Reports; Financial Statements.  The Company has filed all reports and registration statements required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”).  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

5.9.

Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans or agreements.

5.10.

Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Company’s Knowledge, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the Company’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

5.11.

Labor Relations.  Neither the Company nor any Subsidiary is a party to or bound by any collective bargaining agreements or other agreements with labor organizations.  Neither the Company nor any Subsidiary has violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.  No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

5.12.

Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or Governmental Body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

5.13.

Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports and the Memorandum, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

5.14.

Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

5.15.

Taxes.

(a)

The Company and its Subsidiaries have timely and properly filed all tax returns required to be filed by them for all years and periods (and portions thereof) for which any such tax returns were due, except where the failure to so file would not have a Material Adverse Effect.  All such filed tax returns are accurate in all material respects.  The Company has timely paid all taxes due and payable (whether or not shown on filed tax returns), except where the failure to so pay would not have a Material Adverse Effect.  There are no pending assessments, asserted deficiencies or claims for additional taxes that have not been paid.  The reserves for taxes, if any, reflected in the SEC Reports or the in the Memorandum are adequate, and there are no Liens for taxes on any property or assets of the Company and any of its Subsidiaries (other than Liens for taxes not yet due and payable).  There have been no audits or examinations of any tax returns by any Governmental Body, and the Company or its Subsidiaries have not received any notice that such audit or examination is pending or contemplated.  No claim has been made by any Governmental Body in a jurisdiction where the Company or any of its Subsidiaries does not file tax returns that it is or may be subject to taxation by that jurisdiction.  To the Company’s Knowledge, no state of facts exists or has existed which would constitute grounds for the assessment of any penalty or any further tax liability beyond that shown on the respective tax returns.  There are no outstanding agreements or waivers extending the statutory period of limitation for the assessment or collection of any tax.

(b)

Neither the Company nor any of its Subsidiaries is a party to any tax-sharing agreement or similar arrangement with any other Person.

(c)

The Company has made all necessary disclosures required by Treasury Regulation Section 1.6011-4.  The Company has not been a participant in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

(d)

No payment or benefit paid or provided, or to be paid or provided, to current or former employees, directors or other service providers of the Company will fail to be deductible for federal income tax purposes under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”).

5.16.

Employees.

(a)

The Company and its Subsidiaries have no policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment services, except for the severance payments set forth in the employment agreement of the Company’s Chief Executive Officer.

(b)

Each Person who performs services for the Company or any of its Subsidiaries has been, and is, properly classified by the Company or its Subsidiaries as an employee or an independent contractor.

(c)

To the Company's Knowledge, no employee or advisor of the Company or any of its Subsidiaries is or is alleged to be in violation of any term of any employment contract, disclosure agreement, proprietary information and inventions agreement or any other contract or agreement or any restrictive covenant or any other common law obligation to a former employer relating to the right of any such employee to be employed by the Company or any of its Subsidiaries because of the nature of the business conducted or to be conducted by the Company or any of its Subsidiaries or to the use of trade secrets or proprietary information of others, and the employment of the employees of the Company and its Subsidiaries does not subject the Company or the Company's stockholders to any liability.  There is neither pending nor, to the Company's Knowledge, threatened any actions, suits, proceedings or claims, or, to the Company’s Knowledge, any basis therefor or threat thereof with respect to any contract, agreement, covenant or obligation referred to in the preceding sentence.

5.17.

Employee Benefit Plans.  No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its Subsidiaries.  The execution and delivery of this Agreement and the issuance and sale of the Securities will not involve any transaction which is subject to the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or in connection with which a tax could be imposed pursuant to Section 4975 of the Code, provided that, if any of the Investors, or any person or entity that owns a beneficial interest in any of the Investors, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met.  As used in this Section 2.1(ac), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

5.18.

Patents and Trademarks.  To the Company’s Knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and the Memorandum and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person.  To the Company’s Knowledge, all such Intellectual Property Rights are enforceable.  The Company and its Subsidiaries have taken reasonable steps to protect the Company’s and its Subsidiaries’ rights in their Intellectual Property Rights and confidential information (the “Confidential Information”).  Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof.  Except under confidentiality obligations, there has been no material disclosure of any of the Company’s or its Subsidiaries’ Confidential Information to any third party.

5.19.

Environmental Matters.  Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any Governmental Body relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

5.20.

Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged as described in the SEC Reports and the Memorandum.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

5.21.

Transactions With Affiliates and Employees.  Except as set forth on Schedule 5.21 to the Disclosure Schedules or in the Memorandum, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

5.22.

Private Placement. Assuming the accuracy of the Investors representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby.

5.23.

No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

5.24.

Brokers and Finders.  Other than as described in the Memorandum, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

5.25.

No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

5.26.

Questionable Payments.  Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

5.27.

Disclosures.  Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information, other than the terms of the transactions contemplated hereby.  The written materials delivered to the Investors in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

5.28.

Solvency.  The Company has not (a) made a general assignment for the benefit of creditors; (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors; (c) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (d) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (e) admitted in writing its inability to pay its debts as they come due; or (f) made an offer of settlement, extension or composition to its creditors generally.

5.29.

Related Party Transactions.  Except as set forth in the SEC Reports and the Memorandum: (a) none of the Company or any of its Affiliates, officers, directors, stockholders or employees, or any Affiliate of any of such Person, has any material interest in any property, real or personal, tangible or intangible, including the Company’s Intellectual Property used in or pertaining to the business of the Company, except for the normal rights of a stockholder, or, to the Company’s Knowledge, any supplier, distributor or customer of the Company, (b) there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, employees, Affiliates, or, to the Company's Knowledge, any Affiliate thereof,  or (c) to the Company’s Knowledge, no employee, officer or director of the Company or any of its Subsidiaries has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company.

5.30.

Foreign Corrupt Practices Act.  None of the Company or any of its Subsidiaries, nor to the Company’s Knowledge, any agent or other person acting on behalf of the Company or any of its Subsidiaries, has, directly or indirectly: (a) used any funds, or will use any proceeds from the sale of the Securities, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Company or any of its Subsidiaries (or made by any Person acting on their behalf of which the Company is aware) or any members of their respective management which is in violation of any Legal Requirement, or (d) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder which was applicable to the Company or any of its Subsidiaries.

5.31.

PFIC.  None of the Company or any of its Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the Code of 1986.

5.32.

OFAC. None of the Company or any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any of its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any of the Company’s Subsidiaries, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

5.33.

Money Laundering Laws.  The operations of each of the Company or any of its Subsidiaries are and have been conducted at all times in compliance with the money laundering Legal Requirements of all applicable Governmental Bodies and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Body (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or Governmental Body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

6.

CONDITIONS TO EACH CLOSING OF THE INVESTORS.

The obligation of the Investors to purchase the Securities at any Closing is subject to the fulfillment, to the satisfaction of the Investor Representative, on or prior to such applicable Closing Date, of the following conditions, any of which may be waived by the Investor Representative:

6.1.

Representations and Warranties. The representations and warranties made by the Company in Section 5 hereof qualified as to materiality shall be true and correct at all times prior to and on the applicable Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 5 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the applicable Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

6.2.

Performance of Agreements.  The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the applicable Closing Date.

6.3.

Approvals. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

6.4.

Judgments, etc. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

6.5.

Stop Orders.  No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body having jurisdiction over the Company or the market(s) where the Common Stock is listed or quoted, with respect to public trading in the Common Stock.

6.6.

Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect or a material adverse change with respect to the Company or any of its Subsidiaries;

6.7.

Company Officer Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the applicable Closing Date, certifying to the fulfillment of the conditions specified in this Section 6.

6.8.

Company Secretary Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the First Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Articles of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.  The foregoing certificate shall only be required to be delivered on the First Closing Date, unless any material information contained in the certificate has changed.

6.9.

Opinions of Counsel.  The Investors and the Placement Agent shall have received opinions from the Company’s U.S. legal counsel, dated as of each Closing Date, in such form and substance as agreed to by the Company and the Placement Agent (it being agreed that such counsel shall not be required to deliver a “10b-5” or negative assurances letter or opinion).

6.10.

Note and Warrants.  The Company shall have executed and delivered the Notes and Warrants being sold at the applicable Closing.

6.11.

Minimum Raise.  With respect to the First Closing, the Minimum Amount shall have been raised.

6.12.

Agreements.  The Company shall have executed and delivered to the Investors this Agreement and the Registration Rights Agreement in substantially the form of Exhibit C.

6.13.

Closing Escrow Agreement.  The Company shall have executed and delivered the Closing Escrow Agreement.

7.

CONDITIONS TO EACH CLOSING OF THE COMPANY.

The obligations of the Company to effect the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the applicable Closing Date of the conditions listed below.

7.1.

Representations and Warranties. The representations and warranties made by the Investors in Section 4 shall be true and correct in all material respects at the time of Closing as if made on and as of such date.

7.2.

Corporate Proceedings. All corporate and other proceedings required to be undertaken by the Investor in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.

7.3.

Agreements.  Such Investor shall have completed and executed this Agreement, the Registration Rights Agreement and the Accredited Investor Questionnaire attached hereto as Exhibit D, and delivered the same to the Company.

7.4.

Closing Escrow Agreement.  The Placement Agent and the Escrow Agent shall have executed and delivered the Closing Escrow Agreement.

7.5.

Purchase Price.  The Investors shall have delivered or caused to be delivered the Purchase Price to the Escrow Account.

8.

OTHER AGREEMENTS

8.1.

Furnishing of Information.  As long as any Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

8.2.

Integration.  The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the Securities to the Investors.

8.3.

Securities Laws Disclosure; Publicity.  By 9:00 a.m. (New York time) on the Trading Day following the First Closing Date and each Subsequent Closing Date, the Company shall issue a press release disclosing the transactions contemplated hereby and the Closing.  By no later than the fourth Trading Day following the First Closing Date (and by no later than the fourth Trading Day following each Subsequent Closing Date, if required by applicable law), the Company will file a Current Report on Form 8-K disclosing the material terms of this Agreement and the other Transaction Documents (and attach as exhibits thereto the Transaction Documents, if required by applicable law) and the Closing.  In addition, the Company will make such other filings and notices in the manner and time required by the SEC and the Trading Market on which the Common Stock is listed.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC (other than any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of the Investor Representative, except to the extent such disclosure is required by law or Trading Market regulations.

8.4.

Limitation on Issuance of Future Priced Securities.  During the six months following the Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by the rules and regulations of FINRA.

8.5.

Listing of Securities.  The Company agrees that: (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Securities, and will take such other action as is reasonably necessary or desirable to cause the Securities to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

8.6.

Reservation of Shares.  The Company shall maintain a reserve from its duly authorized shares of Common Stock to comply with its obligations to issue the Conversion Shares and the Warrant Shares upon conversion of the Notes and exercise of the Warrants, respectively.

8.7.

Further Assurances.  The Company will, and will cause all of its Subsidiaries to, and their management to, use their best efforts to satisfy all of the closing conditions under Section 7, and will not take any action which could frustrate or delay the satisfaction of such conditions.  In addition, either prior to or following the Closing, the Company will, and will cause each of its Subsidiaries to, and its and their management to, perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.

MISCELLANEOUS.

9.1.

Compensation of Placement Agent, Brokers, etc. Each Investor acknowledges that it is fully aware that the Placement Agent will receive from the Company, in consideration of its services as placement agent in respect of the offer and sale of the Securities contemplated hereby:

(a)

a commission of eight (8%) percent of the aggregate Purchase Price of the Notes placed by such Placement Agent sold at each Closing, payable in cash; and

(b)

a warrant to purchase a number of shares of Common Stock equal to eight (8%) percent of the number of shares of Common Stock into which the Notes sold in the Offering are convertible, at an exercise price of $0.30 per share. Such warrant shall be in the form of the Warrant attached hereto as Exhibit B.

It is acknowledged that the Placement Agent may share such fees and compensation with other placement agents or brokers participating in the transactions contemplated hereby.  In addition, each Investor acknowledges that it is aware that the Placement Agent will receive from the Company payment of all of its accountable fees and expenses including, but not limited to, all legal fees and expenses incurred in connection with the Offering.

9.2.

Notices. All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

(a)	The Company:
International Isotopes Inc. 4137 Commerce Circle Idaho Falls, Idaho, 83401 Attention: Steve Laflin Fax Number: (208) 524-1411

With a copy (which shall not constitute notice) to:

Perkins Coie LLP 1900 Sixteenth Street, Suite 1400 Denver, Colorado 80202 Attention: Sonny Allison, Esq. Fax Number: (303) 291-2400

(b)	The Investors:

As per the contact information provided on the signature page hereof.

(c)	The Placement Agent/Investor Representative:

Euro Pacific Capital, Inc. 1201 Dove Street - Suite 200 Newport Beach, CA 92660 Attention: Mr. Gerald Mars Fax Number: (800) 727-7922

With a copy (which shall not constitute notice) to:
Pillsbury Winthrop Shaw Pittman LLP 2300 N Street, NW Washington, DC 20037-1122 Attention: Louis A. Bevilacqua, Esq. Fax Number: (202) 663-8007

9.3.

Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor Representative or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought (and if such party is the Investors, then by the Investor Representative).  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

9.4.

Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

9.5.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor Representative.  Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors”.

9.6.

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

9.7.

Governing Law, Consent to Jurisdiction, etc.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof (other than Section 5-1401 of the General Obligations Law of the State of New York).  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.8.

Survival.  The representations and warranties contained in Sections 5.7 to 5.33 shall survive for two (2) years after the Closing of the transactions contemplated by this Agreement.  All other representations, warranties, covenants and agreements arising out of the transactions contemplated by this Agreement shall survive the Closing for their applicable statute of limitations.

9.9.

Indemnification.

(a)

The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

(b)

Each Investor, severally and not jointly, agrees to indemnify the Company and its Affiliates and their respective directors, officers, employees and agents from and against any and all Losses to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of such Investor under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

(c)

Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 9.9, such Indemnified Person shall promptly notify the person obligated to indemnify such Indemnified Person pursuant to this Section 9.9 (the “Indemnifying Person”) in writing and the Indemnifying Person shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Indemnifying Person shall not relieve the Indemnifying Person of its obligations hereunder except to the extent that the Indemnifying Person is materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Person shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Indemnifying Person shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

9.10.

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or other electronic signature page were an original thereof.

9.11.

Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

9.12.

Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include the posting of any bond), if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

9.13.

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

9.14.

Payment Set Aside.  To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or a Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

9.15.

Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

9.16.

Irrevocable Offer.  Each Investor agrees that this Agreement constitutes an irrevocable offer to purchase the Securities of the Company and that Investor cannot cancel, terminate or revoke this Agreement or any agreement of Investor made hereunder.  This Agreement shall survive the death or legal disability of Investor and shall be binding upon Investor’s heirs, executors, administrators and successors.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

INTERNATIONAL ISOTOPES INC.

By:
Name:
Title:

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Solely with respect to Sections 2.2, 2.8 and all of Section 6 hereof:

EURO PACIFIC CAPITAL, INC.

By:
Name:
Title:

Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to:  (i) enter into the Securities Purchase Agreement, dated as of _____________, 2012 (the “Agreement”), among the undersigned, INTERNATIONAL ISOTOPES INC., a Texas corporation (the “Company”), EURO PACIFIC CAPITAL, INC. and the other parties thereto, in or substantially in the form furnished to the undersigned and (ii) purchase the securities of the Company appearing below, hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of _________________ ___, 2012.

Name and Address, Fax No. and Social Security No./EIN of Investor:

Fax No.:

Soc. Sec. No./EIN:

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

Signature:

Investment Amount (Purchase Price for Notes):

Account Registration Type (check one ☐ Individual Account ☐ Joint Account ☐ Individual Retirement Account ☐ Corporation/Partnership/Other ☐ Trust

Schedule A

Schedule of Investors

Name of Investor	Investment Amount	Notes	Warrants

TOTAL

Exhibit A

Form of Note

[attached hereto]

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF  HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

INTERNATIONAL ISOTOPES INC.

8% CONVERTIBLE NOTE

US $	July 27, 2012

FOR VALUE RECEIVED, International Isotopes Inc., a Texas corporation (the “Company”), promises to pay to [__________________________] (the “Holder”), the principal sum of ___________________ DOLLARS ($_________) (the “Principal”) in lawful money of the United States of America, with interest payable thereon at the rate of eight percent (8%) per annum.  The principal amount hereof and all accrued but unpaid interest thereon shall be paid in full to the Holder on the five (5) year anniversary of the date of this Note (the “Maturity Date”).

Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in that certain Securities Purchase Agreement, dated of even date herewith (the “SPA”), pursuant to which the Holder is acquiring this Note.

The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

1.

Series.  This Note is one of a series of Notes of the Company in the aggregate principal amount of up to a maximum of Eight Million Dollars ($8,000,000) (collectively, the “Notes”) as described in that certain Confidential Private Placement Memorandum delivered to the Holder in connection with the transactions contemplated by the SPA (the “Memorandum”).

2.

Principal Repayment.  The outstanding principal amount of this Note shall be payable on the Maturity Date, unless this Note has been earlier converted or redeemed as described below.

3.

Interest.

(a)

Computation; Payment.  Interest (the “Interest”) shall accrue on the unpaid principal amount of this Note from the date hereof until such principal amount is repaid in full at the rate of eight percent (8%) per annum.  The first interest payment shall be due on September 30, 2013.  The second interest payment shall be due on September 30, 2014.  Thereafter, interest shall be payable semi-annually on March 30 and September 30 beginning on March 30, 2015.  For purposes of clarity, the initial interest payment shall consist of accrued interest from the date of issuance of the Note through September 30, 2013 and the second interest payment shall consist of accrued interest from October 1, 2013 through September 30, 2014.  Thereafter, interest payments of accrued interest shall be due and payable as set forth above until the Maturity Date, subject to earlier conversion or redemption of the Note.  All computations of the interest rate hereunder shall be made on the basis of a 360-day year of twelve 30-day months.  In the event that any interest rate provided for herein shall be determined to be unlawful, such interest rate shall be computed at the highest rate permitted by applicable law.  Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal of this Note without prepayment premium or penalty.

(b)

Taxes, Charges and Expenses.  The Company, at its own cost, shall report interest income, if any, to the IRS and/or other applicable tax authorities and to the Holder on a Form 1099-INT or other appropriate form in accordance with applicable law.  The Company shall bear sole responsibility for any costs or fees in connection with the payment of Interest with respect to this Note, including, but not limited to, wire transfer fees, bank check fees and escrow agent fees.

4.

Conversion.

(a)

Generally.  The Holder shall have the right, exercisable at any time prior to the Maturity Date, to convert all or any portion of the principal amount then outstanding, plus all accrued but unpaid interest thereon, into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a conversion price (the “Conversion Price”) equal to $0.225 per share, subject to adjustment in accordance with Section 4(d) herein (the Common Stock underlying the Notes being referred to herein as the “Shares”).

(b)

Mechanics of Conversion.  The conversion of this Note shall be conducted in the following manner: (i) the Holder shall deliver a completed and executed Notice of Conversion attached hereto as Exhibit A (a “Notice of Conversion”) by facsimile and overnight courier and, if such conversion is for the entire outstanding principal amount due under the Note, surrender and deliver this Note, duly endorsed, to the Company’s office or such other address which the Company shall designate against delivery of the certificates representing the Shares to be delivered; and (ii) the Company shall, within three (3) Trading Days of receipt of the Notice of Conversion cause the Company’s transfer agent to issue such required number of Shares as set forth in the Notice of Conversion.  The Holder shall not be required to physically surrender this Note to the Company until all of the principal amount and accrued and unpaid interest under this Note have been converted into shares of Common Stock or been paid in full, in which case, the Holder shall surrender this Note to the Company for cancellation with the final Notice of Conversion delivered to the Company.  A partial conversion of this Note shall have the effect of first settling all accrued and unpaid interest and then lowering the outstanding principal amount due hereunder.  The Holder and the Company shall maintain records showing the number of Shares into which this Note is converted and the date of such conversion.  In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, the principal amount due hereunder at any given time may be less than the amount stated on the face hereof.

(c)

Conversion Limitations.  The Company may not effect any Mandatory Conversion, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Notice of Conversion or Mandatory Conversion Notice, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 4(c) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion or Objection to Complete Mandatory Conversion shall be deemed to be the Holder’s determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  Upon the written request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  Upon the written request of the Company, the Holder shall within two Trading Days provide the Company in writing evidence reasonably satisfactory to the Company supporting the Holder’s determination of which portion of this Note is convertible as set forth in the Objection to Complete Mandatory Conversion.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The "Beneficial Ownership Limitation" shall be 4.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Note.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(c), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the provisions of this Section 4(c) shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

(d)

Delivery of Shares.

(i)

The Company shall, upon the written request of the Holder, use its best efforts to deliver, or cause to be delivered, the Shares hereunder electronically through the Depository Trust and Clearing Corporation or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver the Shares electronically through the Depository Trust and Clearing Corporation.

(ii)

To the extent permitted by law, the Company’s obligations to issue and deliver Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Shares.

(iii)

If the Company fails to cause its transfer agent to transmit to the Holder a certificate or the certificates (either physical or electronic) representing the Shares pursuant to the terms hereof by the third (3rd) Trading Day after the date on which such certificate is required to be delivered pursuant to Section 4(b), then the Holder will have the right to rescind such conversion.  In addition, if after such third (3rd) Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Shares which the Holder anticipated receiving upon such exercise, then the Company shall pay in cash to the Holder the amount, if any, by which the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds the amount obtained by multiplying (i) the number of Shares that the Company was required to deliver to the Holder in connection with the conversion at issue times (ii) the price at which the sell order giving rise to such purchase obligation was executed.  In addition, the Company will, at the option of the Holder, either reinstate the principal and interest under the Note for which the conversion was not honored (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations hereunder.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Shares upon conversion of the Note as required pursuant to the terms hereof.

(iv)

Issuance of certificates for Shares shall be made without charge to the Holder for any issue or documentary tax in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder. The Company shall bear the cost of any legal opinion, transfer agent fees and related costs in connection with the removal of restricted legend from any certificate representing the Shares. Notwithstanding the foregoing, that in the event certificates for Shares are to be issued in a name other than the name of the Holder, (A) this Note when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and (B) the Company shall not be required to pay any tax that may be payable in respect of any such transfer and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto or the Holder shall have established to the satisfaction of the Company that such tax has been paid.

(e)

Company Conversion.  If at any time from and after the one year anniversary of the issuance of this Note (i) the volume-weighted average price (“VWAP”) of the Common Stock exceeds $0.40 per share over any thirty (30) Trading Day measurement period after such one (1)-year anniversary (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the date hereof), (ii) during the thirty (30)Trading Day measurement period referred to in subpart (i) above, the average daily trading volume for the Common Stock is at least 500,000 shares (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the date hereof), and (iii) the Company meets the Equity Conditions (as defined below), then the Company shall have the right to require the Holder to convert all or any portion of the principal and accrued interest then remaining under this Note into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4 hereof at the Conversion Price in effect on the Mandatory Conversion Date (as defined below) (a “Mandatory Conversion”).  The Company may exercise its right to require conversion under this Section 4(e) by delivering a written notice thereof by facsimile and overnight courier to the Holder (the “Mandatory Conversion Notice” and the date the Holder receives such notice by facsimile is referred to as the “Mandatory Conversion Notice Date”). The Mandatory Conversion Notice shall be irrevocable and shall (i) state the Trading Day selected for the Mandatory Conversion in accordance with this Section 4(e), which Trading Day shall be no sooner than five (5) Trading Days nor later than thirty (30) Trading Days following the Objection to Complete Mandatory Conversion Date (the “Mandatory Conversion Date”), (ii) the thirty (30) Trading Day period over which the VWAP was calculated, (iii) the portion of the principal balance of the Note subject to the Mandatory Conversion pursuant to this Section 4(e) and all accrued and unpaid interest on the Note through the Mandatory Conversion Date (the “Conversion Amount”) and (iv) the number of Shares to be issued to the Holder on the Mandatory Conversion Date (subject to adjustment for any adjustments to the Conversion Price occurring under this Note after the execution of the Mandatory Conversion Notice by the Company).  In the event that the Mandatory Conversion would violate the Beneficial Ownership Limitations, the Holder may deliver a written notice thereof by facsimile and overnight courier to the Company, together with a certification of which portion of this Note is convertible without violating the Beneficial Ownership Limitations (the “Objection to Complete Mandatory Conversion”), within three (3) Trading Days of the Mandatory Conversion Notice Date (the “Objection to Complete Mandatory Conversion Date”).  Any portion of this Note converted by the Holder after the Mandatory Conversion Notice Date shall reduce the Conversion Amount subject to the applicable Mandatory Conversion that is required to be converted on the Mandatory Conversion Date. The mechanics of conversion set forth in Section 4(b) shall apply to any Mandatory Conversion as if the Company had received from the Holder on the Mandatory Conversion Date a Notice of Conversion with respect to the Conversion Amount being converted pursuant to the Mandatory Conversion.  For purposes of this Note, “Equity Conditions” shall mean: (a) the Company shall have paid all amounts due and owing to the Holder hereunder; (b) either (1) there is an effective registration statement pursuant to which non-Affiliate Holders are permitted to utilize the prospectus thereunder to resell all of their shares of Common Stock (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) and there are a sufficient number of shares of Common Stock registered on the effective registration statement to permit the conversion of the then outstanding principal amount of the Note and the exercise of all then outstanding Warrants issued to such holders or (2) all of the shares issuable to non-Affiliate Holders may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the non-Affiliate Holder; (c) the Common Stock is trading on a trading market (including the OTC Bulletin Board and all of the shares issuable pursuant to the transaction documents are listed or quoted for trading on such trading market (and the Company believes, in good faith, that trading of the common stock on a trading market will continue uninterrupted for the foreseeable future); (d) there is a sufficient number of authorized shares of Common Stock for the issuance of the Shares to be issued upon such Mandatory Conversion; and (e) there is no existing Event of Default or no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default hereunder.

(f)

Adjustments to Conversion Price.

(i)

Adjustments for Stock Splits and Combinations and Stock Dividends.  If the Company shall at any time or from time to time after the date hereof, effect a stock split or combination of the outstanding Common Stock or pay a stock dividend in shares of Common Stock, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustments under this Section 4(c)(i) shall be effective at the close of business on the date the stock split or combination becomes effective or the date of payment of the stock dividend, as applicable.

(ii)

Merger Sale, Reclassification, etc.  In case of any (A) consolidation or merger (including a merger in which the Company is the surviving entity), (B) sale or other disposition of all or substantially all of the Company’s assets or distribution of property to shareholders (other than distributions payable out of earnings or retained earnings), or reclassification, change or conversion of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the conversion of this Note) or any similar corporate reorganization on or after the date hereof (other than as a result of a stock split or combination of shares of Common Stock covered by Section 4(f)(ii) above), then and in each such case the Holder of this Note, upon the conversion hereof at any time thereafter shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion hereof prior to such consolidation, merger, sale or other disposition, reclassification, change, conversion or reorganization, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had converted this Note immediately prior thereto.

(g)

Elimination of Fractional Interests.  No fractional shares of Common Stock shall be issued upon conversion of this Note, nor shall the Company be required to pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated and that all issuances of Common Stock shall be rounded up to the nearest whole share.

5.

Redemption.

(a)

Optional Redemption at Election of Company.  Subject to the provisions of this Section 5, at any time and from time to time either (i) prior to the second (2nd) anniversary of the date hereof if, but only if, the Company successfully consummates a debt or equity financing of the Hobbs, New Mexico deconversion facility (the “Hobbs Facility”) in the amount of at least $25,000,000, or (ii) after the second (2nd) anniversary of the date hereof, the Company may deliver a notice to the Holder (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of the then outstanding principal amount of this Note for cash in an amount equal to the Optional Redemption Amount on the thirtieth (30th) calendar day (or if such day is not a Trading Day, the first Trading Day following such date) following the Optional Redemption Notice Date (such date, the “Optional Redemption Date” and such redemption, the “Optional Redemption”).  The Optional Redemption Amount is payable in full on the Optional Redemption Date.  The Company covenants and agrees that it will honor any Notice of Conversion tendered by the Holder from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full.  “Optional Redemption Amount” means the sum of (i) 110% of the principal amount of this Note redeemed pursuant to subpart (i) of this Section 5(a), or, 106% of the principal amount of this Note redeemed pursuant to subpart (ii) of this Section 5(a), as the case may be, and (ii) all accrued but unpaid interest in respect of this Note at the Optional Redemption Date.

(b)

Redemption Procedure.  The payment of cash pursuant to an Optional Redemption shall be payable on the Optional Redemption Date.  Notwithstanding anything herein contained to the contrary, if any portion of the Optional Redemption Amount remains unpaid after the Optional Redemption Date, the Holder may elect, by written notice to the Company given at any time thereafter, to invalidate such Optional Redemption, ab initio, and, with respect to the Company’s failure to honor the Optional Redemption, the Company shall have no further right to exercise such Optional Redemption.  The Holder may elect to convert the outstanding principal amount of this Note pursuant to Section 4 prior to actual payment in cash for any redemption under this Section 5 by the delivery of a Notice of Conversion to the Company.

6.

No Security; Subordination of Interest Payments.  This Note is not secured by any assets of the Company.  All claims of the Holder to interest owed under this Note (collectively, “Junior Indebtedness”) are hereby expressly subordinated in right of payment, as herein set forth, to the prior payment in full of all Superior Indebtedness (as defined below).  For the purpose hereof, “Superior Indebtedness” means all indebtedness of one or more lenders to the Company who provide at least $25,000,000 of debt financing for the Hobbs Facility.  No payment of interest under the Junior Indebtedness shall be made by the Company, nor shall the Holder exercise any remedies under the Junior Indebtedness (including taking any legal action (whether judicial or otherwise) to collect interest arising under the Junior Indebtedness), if, at the time of such payment, exercise or immediately after giving effect thereto, (i) there shall exist any “Default” or “Event of Default” under any agreements governing any of the Superior Indebtedness or (ii) the maturity of any of the Superior Indebtedness has been accelerated and such acceleration has not been waived or such Superior Indebtedness has not been paid in full; provided, however, that (x) in the event that the holder of any Superior Indebtedness accelerates such Superior Indebtedness, then the Holder may accelerate the indebtedness evidenced by this Note, and (y) if the Company is permitted under the terms of the Superior Indebtedness to pay an interest amount due and owing under this Note and fails to make such interest payment, then so long as the terms of the Superior Indebtedness do not prohibit such action, the Holder may exercise its rights to be paid such interest amount. The provisions hereof are solely for the purpose of defining the relative rights of the holders of the Superior Indebtedness on the one hand and the Holder as holder of the Junior Indebtedness on the other hand, and nothing herein shall impair, as between the Company and the Holder, the obligations of the Company under the Junior Indebtedness, which are unconditional and absolute.  With this in mind, notwithstanding the other provisions of this Section 6, if and so long as all documents governing the Superior Indebtedness permit one of the actions restricted by this Section 6, the restriction shall be waived and the restricted action permitted hereunder.  Each holder of any Superior Indebtedness, whether such Superior Indebtedness was created or acquired before or after the issuance of this Note, shall be entitled to rely on the subordination provisions set forth in this Note.  Notwithstanding the provisions of this Section 6, the Holder shall not be charged with knowledge of the existence of facts which would prohibit the making of any interest payments on the Junior Indebtedness unless and until the holder(s) of the Superior Indebtedness or their representatives send written notice to Holder of same.

7.

Events of Default.  In the event that any of the following (each, an “Event of Default”) shall occur:

(a)

Non-Payment.  The Company shall default in the payment of the principal of, or accrued interest on, this Note as and when the same shall become due and payable, whether by acceleration or otherwise; or

(b)

Default in Covenants.  The Company shall default in any material manner in the observance or performance of the affirmative or negative covenants or agreements set forth in the SPA or this Note (collectively, the “Transaction Documents”); or

(c)

Breach of Representations and Warranties.  Any representation or warranty made by the Company in any Transaction Documents shall be untrue or incorrect in any material respect as of the date when made or deemed made; or

(d)

Exchange Act or Exchange Requirements.  Any termination of registration or suspension of the Company’s reporting obligations under the Exchange Act or suspension from trading on the OTCBB (or any exchange on which the Common Stock is traded or listed for quotation (it being agreed that the delisting of the Common Stock from any national exchange shall not be an Event of Default if the Common Stock is, within ten (10) Business Days of the effective date of such delisting, quoted on the OTCBB)), or the Company’s failure to file any material report with the SEC on a timely basis as required by the Exchange Act; or

(e)

Judgments.  Any final, non-appealable judgment, decree or order for the payment of money is entered against any of the Company or the Company’s subsidiaries in an amount equal to $250,000 or more and the same remains unsatisfied or unbonded for more than thirty (30) days; or

(f)

Nationalization.  The confiscation, expropriation or nationalization by any governmental authority to which the Company or a Subsidiary is subject of any material property or assets of the Company or its Subsidiaries, taken as a whole; or

(g)

Illegality of Notes.  Any court of competent jurisdiction issues an order declaring the Notes or any provision thereunder to be illegal; or

(h)

Cross Default.  There occurs with respect to any Superior Indebtedness (i) a default with respect to any payment obligation thereunder that then entitles the holder thereof to declare such Indebtedness to be due and payable prior to its stated maturity, or (ii) any other default thereunder that entitles, and has caused, the holder thereof to declare such indebtedness to be due and payable prior to its stated maturity, or

(i)

Bankruptcy.  The Company shall: (i) admit in writing its inability to pay its debts as they become due; (ii) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors; (iii) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property; or (iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief.

Then, and so long as such Event of Default is continuing for a period of two (2) Business Days in the case of non-payment under Section 7(a), a period of five (5) Business Days in the case of a cross default under Section 7(h), or for a period of thirty (30) calendar days in the case of events under Sections 7(b) through 7(g) (and the event which would constitute such Event of Default, if curable, has not been cured), by written notice to the Company from the Investor Representative, all obligations of the Company under this Note shall be immediately due and payable without presentment, demand, protest or any other action nor obligation of the Holder of any kind, all of which are hereby expressly waived, and Holder may exercise any other remedies the Holder may have at law or in equity.  If an Event of Default specified in Section 7(i) above occurs, the principal of, and accrued interest on, all the Notes shall automatically, and without any declaration or other action on the part of any Holder, become immediately due and payable.

8.

Affirmative Covenants of the Company.  The Company hereby agrees that, so long as the Note remains outstanding and unpaid, or any other amount is owing to the Holder hereunder, the Company will:

(a)

Corporate Existence and Qualification.  Take the commercially reasonable steps to preserve its corporate existence and its right to conduct business in all states in which the nature of its business requires qualification to do business;

(b)

Books of Account.  Keep its books of account in accordance with good accounting practices;

(c)

Insurance.  Maintain insurance with responsible and reputable insurance companies or associations, as determined by the Company in its sole but reasonable discretion, in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates;

(d)

Compliance with Law.  Comply in all material respects with the charter and bylaws or other organizational or governing documents of the Company, and any material law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon the Company or any of its property or to which each of the Company or any of its properties is subject;

(e)

Taxes.  Duly pay and discharge all taxes or other claims, which could reasonably be expected to become a lien upon any of its property except to the extent that any thereof are being in good faith appropriately contested with adequate reserves provided therefore;

(f)

Reservation of Shares.  At all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock and issuable upon conversion of this Note to provide for the issuance of all of the Shares.  Prior to complete conversion of this Note, the Company shall not reduce the number of shares of Common Stock reserved for issuance hereunder without the written consent of the Holder except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the requirements of this Section, which reverse stock split affects all shares of Common Stock equally; and

(g)

Use of Proceeds.  Use the proceeds of the Notes for the purposes described in the Memorandum.

(h)

Notice of Known Events of Default.  The Company shall furnish to the Investor Representative a notice of any occurrence of an Event of Default, and what action the Company is taking or proposes to take with respect thereto, promptly after such Event of Default becomes known to the Company.

(i)

Further Assurances.  The Company shall execute and deliver any and all such further documents and take any and all such other actions as may be reasonably necessary or appropriate to carry out the intent and purposes of this Note and to consummate the transactions contemplated herein.

9.

Negative Covenants of the Company.  The Company hereby agrees that, so long as this Note remains outstanding and unpaid it will not, nor will it permit any of its Subsidiaries, without the consent of the Investor Representative, to:

(a)

Indebtedness for Borrowed Money.  Except for Superior Indebtedness and existing Indebtedness disclosed in the Memorandum, incur, or permit to exist, any Indebtedness (as defined below) for borrowed money in excess of (i) $10,000,000 during the twelve (12) month period beginning on the date hereof, or (ii) $15,000,000 during period beginning on the date hereof and ending on the Maturity Date, except in the ordinary course of the Company’s business.  For purposes of this Section 9(a), “Indebtedness” shall mean: (i) all obligations of the Company for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations of the Company evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of the Company for the deferred purchase price of property or services, except current accounts payable arising in the ordinary course of business and not overdue beyond such period as is commercially reasonable for the Company’s business, (iv) all obligations of the Company under conditional sale or other title retention agreements relating to property purchased by the Company, (v) all payment obligations of the Company with respect to interest rate or currency protection agreements, (vi) all obligations of the Company as an account party under any letter of credit or in respect of bankers’ acceptances, (vii) all obligations of any third party secured by property or assets of such Person (regardless of whether or not the Company is liable for repayment of such obligations), except for obligations to secure Indebtedness incurred within the limitations of this Section 9(a); (viii) all guarantees of the Company and (ix) the redemption price of all redeemable preferred stock of the Company, but only to the extent that such stock is redeemable at the option of the holder or requires sinking fund or similar payments at any time prior to the Maturity Date;

(b)

Loans; Investments.  Lend or advance money, credit or property to or invest in (by capital contribution, loan, purchase or otherwise) any Person in excess of $500,000 except: (i) investments in United States Government obligations, certificates of deposit of any banking institution with combined capital and surplus of at least $200,000,000; (ii) accounts receivable arising out of sales in the ordinary course of business; and (iii) inter-company loans between and among the Company and its Subsidiaries;

(c)

Redemptions, Dividends and Distributions.  Redeem, repurchase or pay cash dividends or make any other cash distribution on shares of the capital stock of the Company other than inter-company dividends and distributions between and among the Company and its Subsidiaries;

(d)

Liens.  Create, assume or permit to exist, any lien on any of its property or assets now owned or hereafter acquired except (i) liens in favor of the Holder; (ii) liens granted to secure Indebtedness incurred within the limitations of Section 9(a) hereof; (iii) liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially impair the use thereof in the operation of its business; (iv) liens for taxes or other governmental charges which are not delinquent or which are being contested in good faith and for which a reserve shall have been established in accordance with generally accepted accounting principles; and (v) purchase money liens granted to secure the unpaid purchase price of any fixed assets;

(e)

Contingent Liabilities.  Assume, endorse, be or become liable for or guarantee the obligations of any Person, contingently or otherwise, excluding however, the endorsement of negotiable instruments for deposit or collection in the ordinary course of business or guarantees of the Company made within the limitations of Section 9(a) hereof;

(f)

Sales of Receivables; Sale - Leasebacks.  Sell, discount or otherwise dispose of notes, accounts receivable or other obligations owing to the Company, with or without recourse, except for the purpose of collection in the ordinary course of business; or sell any asset pursuant to an arrangement to thereafter lease such asset from the purchaser thereof;

(g)

Nature of Business.  Materially alter the nature of the Company’s business or otherwise engage in any business other than the business engaged in or proposed to be engaged in on the date of this Note;

(h)

Stock of Subsidiaries.  Sell or otherwise dispose of any Subsidiary or permit a Subsidiary to issue any additional shares of its capital stock except pro rata to its stockholders; and

(i)

Accounting Changes.  Make, or permit any Subsidiary to make any material change in their accounting treatment or financial reporting practices except as required or permitted by generally accepted accounting principles in effect from time to time.

(j)

Merger or Sale.

(i)

The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, consolidate or merge with or into another Person (whether or not the Company or such Subsidiary is the surviving corporation), or sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole in one or more related transactions, to any other Person, unless (A) either the Company or such Subsidiary is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company or such Subsidiary) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia, (B) the Person formed by or surviving any such consolidation or merger (if other than the Company or such Subsidiary) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes in writing all the obligations of the Company under the Notes and the other Transaction Documents, and (C) immediately after such transaction, no default or Event of Default exists.

The foregoing paragraph in this Section 9(j)(i) shall not apply to (x) a merger of the Company with an Affiliate with no material assets, liabilities or operations solely for the purpose of reincorporating the Company in another jurisdiction; or (y) any consolidation or merger, or any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Company and its Subsidiaries; provided, however, that such consolidation or merger shall comply with subclauses (A) and (B) in the foregoing paragraph.

(ii)

Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company or any of its Subsidiaries permitted by Section 9(j)(i) hereof, the successor corporation formed by such consolidation or into or with which the Company or such Subsidiary is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Note referring to the “Company,” or to a “Subsidiary” shall refer instead to the successor corporation and not to the Company or such Subsidiary, as the case may be), may exercise every right and power of the Company or such Subsidiary under this Note with the same effect as if such successor Person had been named as the Company or a Subsidiary herein and shall be bound by every obligation and liability of the Company or such Subsidiary under this Note and the other Transaction Documents, however, that the predecessor Person shall not be relieved from the obligation to pay the principal of and interest on the Notes.

(k)

Transactions with Affiliates.  Except for transactions contemplated by the Transaction Documents or as otherwise approved by the Board (including a majority of the independent directors then on the Board) or as disclosed in the SEC Reports or the Memorandum, the Company shall not, and shall cause its Subsidiaries not to enter into any transaction with any director, officer, employee or holder of more than five percent of the outstanding capital stock of any class or series of capital stock of the Company or any Subsidiary, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than five percent of the outstanding capital stock thereof.

(l)

Amendment of Organization Documents.  The Company shall not and shall not permit any Subsidiary to amend, restate, supplement or otherwise modify its or any Subsidiary's governing organizational documents if the effect of such amendment, restatement, supplement, modification or waiver would be adverse to any Holder.

10.

Holder Not Deemed a Stockholder.  The Holder, as a holder of this Note, shall not be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder hereof, as such, any of the rights at law of a stockholder of the Company prior to the issuance to the Holder of the shares of Common Stock which the Holder is then entitled to receive upon the due conversion of this Note.

11.

Mutilated, Destroyed, Lost or Stolen Notes.  If this Note or any certificate for Shares issued on conversion of this Note shall become mutilated or defaced, or be destroyed, lost or stolen, the Company shall execute and deliver a new note of like principal amount in exchange and substitution for the mutilated or defaced Note or Share certificate, or in lieu of and in substitution for the destroyed, lost or stolen Note or Share certificate.  In the case of a mutilated or defaced Note or Share certificate, the Holder shall surrender such Note or Share certificate to the Company.  In the case of any destroyed, lost or stolen Note or Share certificate, the Holder shall furnish to the Company: (i) evidence to its satisfaction of the destruction, loss or theft of such Note or Share certificate and (ii) such security or indemnity (which shall not include the posting of any bond) as may be reasonably required by the Company to hold the Company harmless.

12.

Waiver of Demand, Presentment, etc.  The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.  The Company agrees that, in the event of an Event of Default, to reimburse the Holder for all reasonable costs and expenses (including reasonable legal fees of one counsel) incurred in connection with the enforcement and collection of this Note.

13.

Payment.  All payments with respect to this Note shall be made in lawful money of the United States of America, at the address of the Holder as of the date hereof or as designated in writing by the Holder from time to time.  The receipt by the Holder of immediately available funds shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such payment.  Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

14.

Assignment.  This Note has been issued subject to certain investment representations of the original Holder set forth in the SPA and may be transferred or exchanged only in compliance with the SPA and applicable federal and state securities laws and regulations.  The rights and obligations of the Company and the Holder of this Note shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the parties hereto.  To complete an assignment or transfer this Note, the Holder shall deliver a completed and executed Form of Assignment attached hereto as Exhibit B and surrender and deliver this Note, duly endorsed, to the Company’s office or such other address which the Company shall designate, upon receipt of which a new Note, in substantially the form of this Note (any such new Note, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Note that the Holder has in respect of this Note.  Interest and principal are payable only to the registered Holder of this Note set forth on the books and records of the Company.

15.

Waiver and Amendment.  Any provision of this Note, including, without limitation, the due date hereof, and the observance of any term hereof, may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor Representative.

16.

Notices.  Whenever the Conversion Price is adjusted pursuant to any provision of Section 4, the Company shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If (i) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the records of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder shall remain entitled to convert this Note during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.  Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if given in accordance with the provisions of Section 9.2 of the SPA.

17.

Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York, USA, without regard to the principles of conflicts of law thereof (other than Section 5-1401 of the General Obligations Law of the State of New York).

18.

Consent to Jurisdiction.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Note, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER (INCLUDING THEIR RESPECTIVE AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19.

Severability.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions shall be excluded from this Note, and the balance of this Note shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

20.

Headings.  Section headings in this Note are for convenience only, and shall not be used in the construction of this Note.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.

INTERNATIONAL ISOTOPES INC.

By:
Name:
Title:

Exhibit A

INTERNATIONAL ISOTOPES INC.

NOTE NOTICE OF CONVERSION

Reference is made to the 8% Convertible Note in the original principal amount of $___________ of International Isotopes Inc., a Texas corporation (the “Company”), issued to the undersigned (the “Note”).

In accordance with and pursuant to the terms of the Note, the undersigned hereby:

☐ elects to convert the entire outstanding principal amount due and owing under the Note, together with all accrued but unpaid interest thereon, into shares of Common Stock, $0.01 par value per share, of the Company (the “Common Stock”), by tendering the original of the Note for cancellation; or

☐ elects to convert $________ of the outstanding principal amount due and owing under the Note, together with all accrued but unpaid interest on the Note into shares of Common Stock.

The undersigned is an “accredited investor” as defined in Regulation D, as promulgated under the Securities Act of 1933, as amended.

Please confirm the following information:

Principal Amount Outstanding

under the Note__________________________

Accrued but unpaid interest

under the Note:__________________________

Conversion Amount (if a partial conversion):_______________________

Conversion Price:________________________

Number of Shares to be issued:_________________________

Please issue the Shares into which the Note is being converted in the following name and to the following address:

Issue to:

____________________________________________________________

Address:

____________________________________

____________________________________

____________________________________

Facsimile Number:

____________________________________________________________

Authorization:

____________________________________________________________

By:  ________________________________________________________

Title:  _______________________________________________________

Dated:  ________________________

EXHIBIT B

FORM OF ASSIGNMENT

TO:

INTERNATIONAL ISOTOPES INC.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________ (name), __________________________________________ (address), US$____________ of 8% Convertible Notes (“Notes”) of International Isotopes Inc. (the “Company”), including any and all accrued and unpaid interest owing thereon, registered in the name of the undersigned on the records of the Company represented by the within certificate, and irrevocably appoints ___________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

DATED this ________ day of, __________________, 20 ____.

(Signature of Registered Note Holder) (Print name of Registered Note Holder)

Instructions:

1.

Signature of Holder must be the signature of the person appearing on the face of the Note.

2.

If the transfer of Note is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

Exhibit B

Form of Warrant

[attached hereto]

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

INTERNATIONAL ISOTOPES INC.

CLASS K COMMON STOCK PURCHASE WARRANT

Initial Holder:	Original Issue Date: July 27, 2012
No. of Shares Subject to Warrant:
Exercise Price Per Share: $0.30
Expiration Time: 5:00 p.m., New York time, on July 27, 2017

International Isotopes Inc., a Texas corporation (the “Company”), hereby certifies that, for value received, the Initial Holder shown above, or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to the number of shares of its common stock, par value $0.01 per share (the “Common Stock”),  shown above as may be adjusted from time to time as provided herein (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at the exercise price shown above as may be adjusted from time to time as provided herein (the “Exercise Price”), at any time and from time to time on or after the original issue date indicated above (the “Original Issue Date”) and through and including the expiration time shown above (the “Expiration Time”), and subject to the following terms and conditions:

This Warrant is one of a series of warrants and is being issued pursuant to a Securities Purchase Agreement, dated July 27, 2012 (the “SPA”), by and between the Company, the Initial Holder and the other parties thereto.

1.

Definitions.  In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the SPA.

2.

List of Warrant Holders.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the Initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder from time to time).  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.

List of Transfers; Restrictions on Transfer.  This Warrant has been issued subject to certain investment representations of the original Holder set forth in the SPA and may be transferred or exchanged only in compliance with the SPA and applicable federal and state securities laws and regulations. The Company shall register any transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein.  Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant.

4.

Exercise and Duration of Warrant

(a)

All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by this Section 4 of this Warrant at any time and from time to time on or after the Original Issue Date and through and including the Expiration Time. At the Expiration Time, the portion of the Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and shall no longer be outstanding.

(b)

The Holder may exercise this Warrant by delivering to the Company: (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment by wire transfer of immediately available funds to an account designated by the Company of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised.  The date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”  The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation with the final Exercise Notice delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(c)

Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

	X =	Y (B-A) B

Where	X =	the number of shares of Common Stock to be issued to the Holder.

	Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

	A =	the Warrant Price.

	B =	the closing price for the Common Stock on the Trading Day immediately preceding the date of the Notice of Exercise.

(d)

The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

(e)

The Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 4(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.   To the extent that the limitation contained in this Section 4(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   Upon the written request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 4(e) shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

5.

Delivery of Warrant Shares

(a)

Upon exercise of this Warrant, the Company shall promptly (but in no event later than three (3) Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends (if as of the time of exercise the Warrant Shares do not constitute restricted or control securities).  “Trading Day” shall mean a date on which the Company’s Common Stock trades on its principal trading market.  The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date.

(b)

The Company shall, upon the written request of the Holder, use its best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through the Depository Trust and Clearing Corporation or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust and Clearing Corporation.  If as of the time of exercise the Warrant Shares constitute restricted or control securities, the Holder, by exercising, agrees not to resell them except in compliance with all applicable securities laws.

(c)

To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the

Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(d)

If the Company fails to cause its transfer agent to transmit to the Holder a certificate or the certificates (either physical or electronic) representing the Warrant Shares pursuant to the terms hereof by the third (3rd) Trading Day after the date on which such certificate is required to be delivered pursuant to Section 5(a), then, the Holder will have the right to rescind such exercise.  In addition, if after such third (3rd) Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise, then the Company shall pay in cash to the Holder the amount, if any, by which the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds the amount obtained by multiplying (i) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (ii) the price at which the sell order giving rise to such purchase obligation was executed.  In addition, the Company will at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6.

Charges, Taxes and Expenses  Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company. The Company shall bear the cost of any legal opinion, transfer agent fees and related costs in connection with the removal of restricted legend from any certificate representing the Common Stock issuable upon exercise of this Warrant.  Notwithstanding the foregoing, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.

Replacement of Warrant or Certificate.  If this Warrant or any certificate for Common Stock issued on exercise of this Warrant shall become mutilated or defaced, or be destroyed, lost or stolen, the Company shall execute and deliver a new warrant or certificate of like amount in exchange and substitution for the mutilated or defaced Warrant or certificate, or in lieu of and in substitution for the destroyed, lost or stolen Warrant or certificate.  In the case of a mutilated or defaced Warrant or certificate, the Holder shall surrender such Warrant or certificate to the Company.  In the case of any destroyed, lost or stolen Warrant or certificate, the Holder shall furnish to the Company: (i) evidence to its satisfaction of the destruction, loss or theft of such Warrant or certificate and (ii) such security or indemnity (which shall not include the posting of any bond) as may be reasonably required by the Company to hold the Company harmless.

8.

Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.

Certain Adjustments to Exercise Price.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)

Adjustments for Stock Splits and Combinations and Stock Dividends.  If the Company shall at any time or from time to time after the date hereof, effect a stock split or combination of the outstanding Common Stock or pay a stock dividend in shares of Common Stock, then the number of Warrant Shares issuable upon exercise of this Warrant shall be the number of Warrant Shares issuable immediately prior to such event, multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event.  Any adjustments under this Section 9(a) shall be effective at the close of business on the date the stock split or combination becomes effective or the date of payment of the stock dividend, as applicable.

(b)

Merger Sale, Reclassification, etc.  In case of any: (i) consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company’s assets or distribution of property to shareholders (other than distributions payable out of earnings or retained earnings), or (iii) reclassification, change or conversion of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof (other than as a result of a stock split or combination of shares of Common Stock covered by Section 9(a) above), then and in each such case the Holder of this Warrant, upon the exercise hereof at any time thereafter shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consolidation, merger, sale or other disposition, reclassification, change, conversion or reorganization, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto. To the extent that there are multiple types of securities, cash or property to be received in a transaction, then the Company shall allocated the Exercise Price among the consideration in a manner reasonably related to the underlying value of each component of the consideration.  If holders are given an opportunity to select among different forms of consideration in a transaction, then the Holder shall be given the same choice as to the consideration it receives upon any exercise of this Warrant following such a transaction.  Notwithstanding anything to the contrary, in the event of a transaction that is (x) an all cash transaction, (y) a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act, or (z) a consolidation or sale (where the Company is not the surviving corporation) involving a person or entity not traded on a national securities exchange, including, but not limited to, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the transaction, purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such transaction.

10.

No Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of this Warrant, nor shall the Company be required to pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated and that all issuances of Common Stock shall be rounded up to the nearest whole share.

11.

Notices.  Whenever the Exercise Price is adjusted pursuant to any provision of Section 9, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If (i) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.  Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be delivered in accordance with the procedures set forth in Section 9.2 of the SPA.

12.

Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

13.

Miscellaneous This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(b)

This Warrant shall be governed by and construed in accordance with the laws of the State of New York, USA, without regard to the principles of conflicts of law thereof (other than Section 5-1401 of the General Obligations Law of the State of New York).

(c)

Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(d)

The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f)

Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

(g)

No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

INTERNATIONAL ISOTOPES INC.

By:
Name:
Title:

INTERNATIONAL ISOTOPES INC.

EXERCISE NOTICE

The undersigned, pursuant to the provisions set forth in the attached Warrant hereby irrevocably elects to purchase ____________ shares of Common Stock covered by such Warrant, and is providing, herewith, the aggregate purchase price for such shares.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise_______

Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________.

X = Y (B- A)

B

Where:

The number of shares of Common Stock to be issued to the Holder __________________(“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised ___________________________ (“Y”).

The Warrant Price ______________ (“A”).

The 5-day average Fair Market Value of one share of Common Stock _______________________ (“B”).

The undersigned is an “accredited investor” as defined in Regulation D, as promulgated under the Securities Act of 1933, as amended.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Address:

INTERNATIONAL ISOTOPES INC.

FORM OF ASSIGNMENT

To be completed and signed only upon transfer of Warrant

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________ the right represented by the within Warrant to purchase _________________ shares of Common Stock to which the within Warrant relates and appoints __________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:	TRANSFEROR:

Print name

By:

Title:

TRANSFEREE:

Print name

By:

Title:

WITNESS:	Address of Transferee:

Print name

Exhibit C

Registration Rights Agreement

[attached hereto]

INTERNATIONAL ISOTOPES INC.

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of July 27, 2012, between INTERNATIONAL ISOTOPES INC., a Texas corporation (the “Company”) and each purchaser identified on Schedule A hereto (each, including their respective successors and assigns, an “Investor” and collectively, the “Investors”).  Capitalized terms used, but not otherwise defined, in this Agreement have the meanings ascribed to such terms in the Securities Purchase Agreement, dated on or about the date hereof (the “Securities Purchase Agreement”, among the parties hereto and Euro Pacific Capital as the Placement Agent and Investor Representative.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

1.

Piggyback Registration.

(a)  The Company shall give the Investors at least 10 days’ prior written notice of each filing by the Company of a registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms thereto) with the Securities Exchange Commission (the “Commission”) pursuant to which the Company is registering shares of its Common Stock for sale by itself or others for cash proceeds. If requested by the Investors or the Investor Representative in writing within 20 days after receipt of any such notice, the Company shall, at the Company’s sole expense (other than the underwriting discounts, if any, payable in respect of the Shares sold by the Investors), register all or, at the Investors’ option, any portion of the shares of common stock issuable upon conversion or exercise of the Securities held by the Investors (the “Shares”), concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Shares through the securities exchange, if any, on which the Common Stock is being sold or on the over-the-counter market, and will use its commercially reasonable efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. If the managing underwriter of any such offering shall determine and advise the Company that, in its opinion, the distribution of all or a portion of the Shares requested to be included in the registration concurrently with the securities being registered by the Company would adversely affect the distribution of such securities by the Company, then the Company will include in such registration first, the securities that the Company proposes to sell itself and second, the Shares requested to be included in such registration, to the extent permitted by the managing underwriter.

(b) In the event of a registration pursuant to the provisions of this Agreement, the Company shall use its reasonable commercial efforts to cause the Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Investors may reasonably request, if such registration or qualification is required; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 1(b) in which it is not otherwise required to qualify to do business.

(c) In the event of a registration pursuant to the provisions of this Agreement, the Company shall furnish to the Investors such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as the Investors may reasonably request to facilitate the disposition of the Shares included in such registration.

(d) The Company shall notify the Investors promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(e) The Company shall advise the Investors promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement, or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

(f) The Company shall promptly notify the Investors at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Investors prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. The Investors shall suspend all sales of the Shares upon receipt of such notice from the Company and shall not re-commence sales until it receives copies of any necessary amendment or supplement to such prospectus, which shall be delivered to the Investors within 30 days of the date of such notice from the Company.

(g) If requested by the underwriter for any underwritten offering of Shares, the Company and the Investors will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company, the Company’s counsel and the Investors’ counsel, and the underwriter, and such agreement shall contain such representations and warranties by the Company and the Investors and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 2 of this Agreement.  If the Investors do not enter into such underwriting agreement, the Company shall have no obligation to include the Investors’ Shares in the registration statement relating to such offering.

(h) The Company agrees that until all the Shares have been sold under a registration statement or pursuant to Rule 144 promulgated under the Securities Act or other available exemption from Securities Act registration requirements, it shall use its reasonable commercial efforts to keep current in filing all reports, statements and other materials required to be filed with the Commission to permit the Investors to sell the Shares under Rule 144.

2.

Indemnification.

(a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Investors, their employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, but not be limited to, attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, relating to the sale of any of the Shares or (B) in any application or other document or communication (in this Section 2 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Investors by or on behalf of the Investors expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of the Investors’ failure to comply with the terms and provisions of this Agreement, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

If any action is brought against the Investors or any of their employees, agents, or counsel, or any controlling persons of such person (an “indemnified party”) in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 2(a)) and the Company shall promptly assume the defense of such action, including the employment of counsel provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 2 to the contrary not withstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto) unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Investors of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Shares or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Shares.

(b) The Investors agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Shares held by the Investors, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Investors in Section 2(a) but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Investors by or on behalf of the Investors, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Investors pursuant to this Section 2(b), the Investors shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2(a).

(c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 2(a) or 2(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or other wise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel) as one entity, and the Investors (including for this purpose any contribution by or on behalf of an indemnified party) as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Investors in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Investors, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Investors agree that it would be unjust and inequitable if the respective obligations of the Company and the Investors for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Investors and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 2(c) each person, if any, who controls the Investors within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each employee, agent, and counsel of the Investors or control person shall have the same rights to contribution as the Investors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject to each case to the provisions of this Section 2(c). Anything in this Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

3.

Miscellaneous.

(a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Investors, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of their rights under this Agreement.

(b) Agreements and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the Company and the Investor Representative.

(c) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered if delivered in accordance with Section 9.2 of the Securities Purchase Agreement.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

(e) Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

(f) Headings. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law, Consent to Jurisdiction, etc.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof (other than Section 5-1401 of the General Obligations Law of the State of New York).  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h) Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.

 (j) Several Obligations.  The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(k)  Rights of the Placement Agent.  The Placement Agent shall have all of the rights of an “Investor” under this Agreement and the Shares issuable upon the exercise of the warrants issued to the Placement Agent (and any capital stock of the Company issued or issuable, with respect to the warrants issued to the Placement Agent as a result of any stock split, stock dividend, recapitalization, exchange, anti-dilution adjustment or similar event or otherwise, without regard to any limitations on exercises of the warrants, if any) constitute Shares for all purposes of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

INTERNATIONAL ISOTOPES INC.

By:
Name:
Title:

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Registration Rights Agreement

Investor Counterpart Signature Page

The undersigned, desiring to enter into this Registration Rights Agreement, dated as of _________________, 2012 (the “Agreement”), between the undersigned, International Isotopes Inc., a Texas corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, hereby agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of _____________________, 2012.

Name and Address, Fax No. and Social Security No./EIN of Investor:

Fax No.:

Soc. Sec. No./EIN:

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

Signature:

Schedule A

SCHEDULE OF INVESTORS

Exhibit D

Accredited Investor Questionnaire

[attached hereto]

ACCREDITED INVESTOR QUESTIONNAIRE

International Isotopes Inc.

Capitalized terms that are defined in that certain Securities Purchase Agreement (the “SPA”), dated ___________ __, 2012, by and among International Isotopes Inc. (the “Company”), certain Investors (as defined therein) and Euro Pacific Capital, Inc., unless otherwise defined herein, are used herein with the respective meanings ascribed to such terms in the SPA.

INDIVIDUAL INVESTORS:
I am a natural person whose individual net worth, or joint net worth with my spouse, presently exceeds $1,000,000 (excluding the value of my primary residence).[1]

I am a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with my spouse in excess of $300,000 in each of those years, and I reasonably expect reaching the same income level in the current year.

CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, BUSINESS TRUSTS OR OTHER ENTITIES:

I am a corporation, partnership, limited liability company or any other entity in which all of the equity owners are “accredited investors” (meeting at least one of the suitability requirements for individual investors above).

I am a corporation, partnership, limited liability company, tax-exempt organization (under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)) or “Massachusetts” or similar business trust with total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Securities.

GRANTOR OR FAMILY TRUSTS (NOTE: Please enclose a copy of the trust agreement):

I am a revocable or family trust, the settlor(s) or grantor(s) of which (i) may revoke the trust at any time and regain title to the trust assets and (ii) meet(s) at least one of the suitability requirements for individual investors above.

INDIVIDUAL RETIREMENT ACCOUNTS (to be initialed by participant, not the IRA custodian):
I am an individual retirement account administered in accordance with the Code, the participant of which meets at least one of the suitability requirements for individual investors above.

OTHER:
I am a director or executive officer of the Company.

I am a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or a fiduciary capacity.

I am a broker/dealer registered pursuant to Section 15 of the Exchange Act.

An insurance company as defined in Section 2(13) of Securities Act.

1

In calculating net worth, include all of your assets (other than your primary residence) whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property, MINUS your debts and liabilities. A mortgage or other indebtedness secured by your primary residence should not be included in the liabilities used to calculate net worth except to the extent such indebtedness exceeds the value of the residence.

An investment company registered under Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act.

A Small Business Investment Company licensed by U.S. Small Business Administration under Section 301(c) or (d) of Small Business Investment Act of 1958.

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for benefit of its employees, if such plan has total assets in excess of $5,000,000.

Any private business development company as defined in Section 202(a)(22) of Investment Advisers Act of 1940.

An employee benefit plan within meaning of Employee Retirement Income Security Act of 1974, if investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

A trust, with total assets in excess of $5,000,000, not formed for specific purpose of acquiring Securities offered, whose purchase is directed by sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

Subscriber Representation:

In order to further induce the Company to accept this subscription, I represent and warrant the following to be true:  I have a net worth of at least the amount indicated above or otherwise qualify as an “Accredited Investor” under Rule 501(a) of Regulation D, as amended, of the Securities Act.  I further represent that I satisfy any other minimum income and/or net worth standards imposed by the jurisdiction in which I reside, if different from the standards set forth in the Memorandum or any supplement thereto.  If I am acting in a representative capacity for a corporation, partnership, trust or other entity, or as agent for any Person, I hereby represent and warrant that I have full authority to subscribe for the Securities in such capacity.  If I am subscribing for Securities in a fiduciary capacity, the representations and warranties herein shall be deemed to have been made on behalf of the Person or Persons for whom I am subscribing.

BY EXECUTING BELOW, I REPRESENT AND WARRANT THAT THE INFORMATION CONTAINED IN THIS QUESTIONNAIRE IS TRUE, ACCURATE AND COMPLETE.

X	X
Authorized Signature	Second Authorized Signature (if applicable)

Date	Date

Name of Signatory	Name of Signatory

Title (if applicable)	Title (if applicable)

Name of Entity (if applicable)